[Logo]                                                        EXHIBIT 10.19(iii)

                               SECURITY AGREEMENT

The undersigned debtor, meaning all debtors jointly and severally ("Debtor"), to secure the obligations set forth herein grants to the secured party named below (herein, with its successors and assigns, called "Secured Party") under the terms and provisions of this agreement (this "Agreement") a security interest in the following described property (herein, with all present and future attachments, accessories, replacement parts, repairs and additions or substitutions, referred to collectively as "Equipment"):

                             See Attached Schedule A

The Equipment will be used primarily for: [X] business or commercial use other than farming operations; [ ] farming operations. When not in use, the Equipment will be kept at: 801 S. Pine Street, Madera 93637 and, when in use, will be used only in the following State(s): CA.

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                                PAYMENT SCHEDULE

Debtor promises to pay Secured Party the Total Amount of $3,005,704.96 (the "Total Amount") in 60 installments as follows:

(a) $__________ on __________ and a like sum on the like date of each month thereafter until fully paid.

        Or

(b) Each installment in the groups below is payable on a consecutive monthly basis

    1 installment of 31,542.85 due 07/01/99 followed by 23 installments of 31,542.83 each commencing 08/01/99 followed by 1 installment of 62,463.27 due 07/01/01 followed by 35 installments of 62,463.25 each commencing 08101/01 provided, however, that the final installment will be in the amount of the then remaining unpaid balance. All amounts payable under this Agreement are payable at Secured Party's address shown below or at such other address as Secured Party may specify from time to time in writing. Any note taken in conjunction with this Agreement evidences indebtedness and not payment.

--------------------------------------------------------------------------------

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                                 USE OF PROCEEDS

Secured Party is hereby irrevocably authorized and directed to disburse the proceeds of this Agreement as follows:

         AMOUNT                    PAYEE (NAME AND ADDRESS)
     -------------                 ------------------------------
     $2,426,106.43                 Upright, Inc.
                                   1775 Park Street,
                                   Selma, CA 93662

     $        0.00                 ------------------------------
                                   ------------------------------
                                   ------------------------------

     $        0.00                 ------------------------------
                                   ------------------------------
                                   ------------------------------

Debtor hereby acknowledges and agrees that the proceeds of this Agreement will be used for commercial, business or agricultural purposes and will not be used for personal, family or household purposes. Secured Party may disburse the proceeds using checks, drafts, orders, transfer funds, or any other method or media Secured Party deems desirable. Disbursement may be made in Secured Party's name on Debtor's behalf or in Debtor's name. Disbursement in accordance with the above instructions or any written supplement to these instructions will constitute payment and delivery to and receipt by Debtor of all such proceeds.
--------------------------------------------------------------------------------

INSURANCE: PHYSICAL DAMAGE INSURANCE COVERING THE EQUIPMENT IS REQUIRED. DEBTOR CAN FURNISH THIS INSURANCE THROUGH AN AGENT OR BROKER OF DEBTOR'S CHOICE. DEBTOR HEREBY AUTHORIZES SECURED PARTY AND ANY ASSIGNEE TO RELEASE TO ANY INSURANCE COMPANY AFFILIATED WITH SECURED PARTY OR ANY ASSIGNEE ANY INFORMATION RELATING TO A CONTRACT OR POLICY OF INSURANCE WHICH IS PROVIDING OR MAY PROVIDE INSURANCE COVERAGE AGAINST PHYSICAL DAMAGE TO THE EQUIPMENT.

DELINQUENCY, RETURNED CHECKS AND ACCELERATION INTEREST: For each installment not paid when due, Debtor agrees to pay to Secured Party a delinquency charge calculated thereon at the rate of 1-1/2 % per month for the period of delinquency or, at Secured Party's option, 5% of such installment, provided that such a delinquency charge is not prohibited by law, otherwise at the highest rate Debtor can legally obligate itself to pay and/or Secured Party can legally collect. DEBTOR AGREES TO REIMBURSE SECURED PARTY IMMEDIATELY UPON DEMAND FOR ANY AMOUNT CHARGED TO SECURED PARTY BY ANY DEPOSITARY INSTITUTION BECAUSE A CHECK, DRAFT OR OTHER ORDER MADE OR DRAWN BY OR FOR THE BENEFIT OF DEBTOR IS RETURNED UNPAID FOR ANY REASON AND, IF ALLOWED BY LAW, TO PAY SECURED PARTY AN ADDITIONAL HANDLING CHARGE IN THE AMOUNT OF $25.00 OR IN THE EVENT APPLICABLE LAW LIMITS OR RESTRICTS THE AMOUNT OF SUCH REIMBURSEMENT AND/OR HANDLING CHARGE, THE AMOUNTS CHARGEABLE UNDER THIS PROVISION WILL BE LIMITED AND/OR RESTRICTED IN ACCORDANCE WITH APPLICABLE LAW. Debtor agrees to pay Secured Party, upon acceleration of Debtor's indebtedness, interest on all sums then owing hereunder at the rate of 1-1/2% per month if not prohibited by law, otherwise at the highest rate Debtor can legally obligate itself to pay and/or Secured Party can legally collect. Any note take herewith evidences indebtedness and not payment. All amounts payable hereunder are payable at Secured Party's address shown below or at such other address as Secured Party may specify from time to time in writing.

SECURITY INTEREST: To secure payment of the Total Amount and all of Secured Party's obligations under this Agreement or with respect to the Equipment, Debtor hereby grants to Secured Party a first priority security interest in the Equipment and in all cash and non-cash proceeds thereof (the Equipment and all such proceeds are herein called the "Collateral") regardless of any retaking and/or redelivery of the Collateral to Debtor.

CROSS SECURITY: Debtor grants to Secured Party a security interest in the Collateral (separate and distinct from and subordinate to that security interest granted pursuant to Secured Party pursuant to Section 2 above) to secure the payment of all absolute and all contingent obligations and liabilities of Debtor to Secured Party, or to any assignee of Secured Party, now existing of hereafter arising, whether under this Agreement or any other agreement and whether due directly or by assignment; provided, however, upon any assignment of this Agreement by Secured Party, the assignee shall be deemed for the purpose of this paragraph as the only party with a security interest in the Collateral.

PREPAYMENT: Debtor may prepay Debtor's obligations under this Agreement in full at any time. Upon prepayment Debtor will receive a rebate of the unearned portion of the finance charge calculated using an actuarial method or such other method as is required by any applicable law minus, if the prepayment is made prior to the last twelve months of the contract, a prepayment processing fee equal to the lesser of (a) one percent (1%) of the amount prepaid for each full twelve month period remaining under the term of this Agreement as of prepayment and (b) the maximum prepayment and/or acquisition charge allowed by applicable law. All accrued and unpaid late charges and other amounts chargeable to Debtor under this Agreement will be payable immediately upon such prepayment.

                      DELIVERY AND ACCEPTANCE OF EQUIPMENT
                             (Check Appropriate Box)

Debtor's obligations and liabilities to Secured Party are absolute and unconditional under all circumstances and regardless of any failure of operation or Debtor's loss of possession of any item of Equipment or the cessation or interruption of Debtor's business for any reason whatsoever.

    [X] On 6/2/99, the EQUIPMENT BEING PURCHASED WITH THE PROCEEDS OF THIS
        AGREEMENT WAS DELIVERED TO DEBTOR with all installation and other work necessary for the proper use of the Equipment completed at a location agreed upon by Debtor; the Equipment was inspected by Debtor and found to be in satisfactory condition in all respects and delivery was unconditionally accepted by Debtor.

    [ ] The EQUIPMENT BEING PURCHASED WITH THE PROCEEDS OF THIS AGREEMENT HAS
        NOT YET BEEN DELIVERED TO OR ACCEPTED BY DEBTOR and, upon delivery, Debtor agrees to execute such delivery and acceptance certificate as Secured Party requires.

    [ ] ALL OF THE EQUIPMENT WAS ACQUIRED BY DEBTOR PRIOR TO THE DATE HEREOF and was previously delivered to and unconditionally accepted by Debtor.

Page 1 of 3 of Security Agreement dated 6-2-99 between Upright, Inc. (Debtor) and Associates Commercial Corporation (Secured Party) which includes, without limitation, an item of Collateral with the following security number:_____.

                                                            [Debtor's Initials]

1. ADDITIONAL WARRANTIES AND AGREEMENTS. Debtor warrants and agrees that: the execution of and performance by Debtor under the terms of this Agreement has been approved for Debtor by all necessary action and by Debtor's partners or board of directors, as applicable; the Equipment is currently and will continue be maintained in good operating condition, repair and appearance and is currently and will continue be used and operated with care only by qualified personnel in the regular course of Debtor's business and in conformity with all applicable governmental laws and regulations, manufacturer's specifications and the restrictions contained in any insurance policy insuring the Equipment; the Equipment is not currently and will not be used in conjunction with the storage, transportation or disposal of substances considered to be toxic and/or hazardous or in conjunction with any activity or for any use that would subject the Equipment to seizure or confiscation by any governmental body; and the Equipment is currently located at and will be kept by Debtor at the location set forth for it on the reverse side of this Agreement and will not be removed from said location without the prior written consent of Secured Party, except that if the Equipment is of a type which is mobile and normally used by Debtor at more than one location, Debtor may use the Equipment away from said location in the regular course of Debtor's business provided that (a) if the Equipment is not returned to said location within 30 days, Debtor will immediately thereafter, and each 30 days thereafter until the Equipment is returned, report the then current location of the Equipment to Secured Party in writing and (b) the Equipment shall not be removed from the State(s) of use indicated on the reverse side of this Agreement. Secured Party shall have the right to inspect the Equipment at all reasonable times and from time to time.

Debtor further warrants and agrees that: the security interest in the Collateral granted to and/or retained by Secured Party is and will continue to be superior to any title to or interest in the Equipment now or hereafter held or claimed by any other party; the Collateral is free from and will be kept free from all liens, claims, security interests and encumbrances (whether superior or inferior to the interests of Secured Party) other than that created by this Agreement; notwithstanding Secured Party's interest in proceeds, Debtor will not and will not allow any other party to consign, sell, rent, lend, encumber, pledge, transfer, secrete or otherwise dispose of any of the Collateral without Secured Party's prior written consent; Debtor will do everything Secured Party deems necessary or expedient to perfect or preserve the interests granted to Secured Party under this Agreement and the first priority of such interests; any Manufacturer's Statement of Certificate of Origin or Certificate of Title relating to the Equipment shall be immediately delivered to Secured Party and, if a Certificate of Title or registration is required for any item of Equipment, Debtor will cooperate with Secured Party in obtaining the Certificate of Title or registration disclosing the interests of Debtor and Secured Party in the Equipment; Debtor will defend any action, proceeding or claim affecting the Collateral or the interests of Secured Party in the Collateral; Debtor shall promptly pay all amounts payable in conjunction with the storage, maintenance or repair of the Equipment and all taxes, assessments, license fees and other public or private charges levied or assessed in conjunction with the operation or use of the Equipment or levied or assessed against the Collateral, this Agreement or any accompanying note except for those which are being contested by Debtor in good faith by appropriate proceedings and which do not constitute a lien or encumbrance upon the Collateral; and Debtor will from time to time furnish Secured Party with such financial statements and other information as Secured Party may reasonably request.

2. INSURANCE AND RISK OF LOSS. Debtor shall at all times bear all risk of loss of, damage to or destruction of the Equipment. Debtor agrees to immediately procure and maintain insurance on the Equipment, for the full insurable value thereof and for the life of this Agreement, in the form of "All Risk" or similar insurance (insuring the Equipment for fire, extended coverage, vandalism, theft and collision and containing only those exclusions from coverage which are acceptable to Secured Party) plus such other insurance as Secured Party may specify from time to time, all in form and amount and with insurers satisfactory to Secured Party. Debtor agrees to deliver promptly to Secured Party certificates or, if requested, policies of insurance satisfactory to Secured Party, each with a standard long-form loss-payable endorsement naming Secured Party or assigns as loss-payee and providing that Secured Party's rights under such policy will not be invalidated by any act, omission or neglect of anyone other than Secured Party, and containing the insurer's agreement to give 30 days prior written notice to Secured Party before any cancellation of or material change in the policy(s) will be effective as to Secured Party, whether such cancellation or change is at the direction of Debtor or insurer. Secured Party's acceptance of policies in lesser amounts or risks will not be a waiver of Debtor's obligation to procure insurance complying with the provisions hereof promptly after notice from Secured Party. Debtor assigns to Secured Party all proceeds of any physical damage or credit insurance for which a charge is stated in this Agreement or which is maintained by Debtor in accordance herewith, including returned and unearned premiums, up to the amount owing hereunder by Debtor. Secured Party will not have the right to cancel any such insurance without Debtor's consent prior to the occurrence of an event of default and the repossession, loss or destruction of the Equipment. Debtor directs all insurers to pay such proceeds solely to the order of Secured Party for application to Debtor's indebtedness to Secured Party. Secured Party may, at its option, apply any such proceeds received by Secured Party to the final maturing installments due hereunder in the inverse order of their maturity.

3. PERFORMANCE BY SECURED PARTY. If Debtor fails to perform any of Debtor's obligations pursuant to Paragraphs 1 or 2 above, Secured Party may perform the same for the account of Debtor. Any such action by Secured Party will be in Secured Party's sole discretion and Secured Party will not be obligated in any way to do so. Secured Party's performance on behalf of Debtor will not obligate Secured Party to perform the same or any similar act in the future and will not cure or waive Debtor's failure of performance as an event of default hereunder. All sums advanced or costs and expenses incurred by Secured Party pursuant to this Paragraph, including the reasonable fees of any attorney retained by Secured Party, will be for the account of Debtor, will constitute indebtedness secured by Secured Party's security interest in the Collateral, will bear interest at the rate as specified on the reverse side of this Agreement in the event of acceleration and, unless Secured Party, in Secured Party's sole discretion agrees otherwise in writing, shall be immediately due and payable.

4. EVENTS OF DEFAULT. Time is of the essence. An event of default will occur if:
(a) Debtor fails to pay when due any amount owed by it to Secured Party under this Agreement or under the terms of any promissory note delivered in conjunction with this Agreement or if Debtor fails to pay when due any amount owed by it to Secured Party or to any affiliate of Secured Party under any other document, agreement or instrument; (b) Debtor fails to perform in compliance with any of its agreements hereunder or any warranty made by Debtor in this Agreement is or becomes incorrect or if Debtor fails to perform or observe any term or provision to be performed or observed by it under any other document, instrument or agreement furnished by Debtor to Secured Party or any affiliate of Secured Party or otherwise acquired by Secured Party or any affiliate of Secured Party; (c) any information, representation, or warranty furnished by Debtor to Secured Party or to any affiliate of Secured Party is inaccurate or incorrect in any material respect when furnished; (d) Debtor becomes insolvent or ceases to do or is prohibited by any court order or governmental action from conducting the business in which Debtor is principally engaged on the date of this Agreement as a going concern; (e) any surety or bonding company assumes any of Debtor's responsibilities under any contract or job; (f) if any of the Equipment is lost, stolen, destroyed, confiscated by any governmental agency, abandoned, or relocated, used or maintained in violation of the terms hereof or if Debtor attempts to consign, sell, rent, lend or encumber any of the Equipment or allows another to do so; (g) Debtor files a petition in bankruptcy, or for an arrangement, reorganization, or similar relief, or makes an assignment for the benefit of creditors, or applies for the appointment of a receiver or trustee for a substantial part of its assets or for any of the Equipment, or attempts to take advantage of any process or proceeding for the relief of debtors, or if any such action is taken against Debtor; (h) any other party attempts to attach, repossess or execute upon any of the Collateral; (i) Debtor ceases to exist as a legal entity or Debtor or any party in control of Debtor takes any action looking to Debtor's dissolution as a legal entity; (j) there shall be a material change in the management, ownership or control of Debtor; or (k) Secured Party in good faith believes that the prospect of payment or performance hereunder is impaired. Secured Party's inaction with respect to an event of default shall not be a waiver of such default and Secured Party's waiver of any default shall not be a waiver of any other default.

5. REMEDIES UPON DEFAULT. Upon the occurrence of an event of default, and at any time thereafter as long as the default continues, Secured Party may, at its option, with or without notice to Debtor (i) declare this Agreement to be in default, (ii) declare the indebtedness hereunder to be immediately due and payable, (iii) declare all other debts then owing by Debtor to Secured Party to be immediately due and payable, (iv) cancel any insurance and credit any refund to the indebtedness, and (v) exercise all of the rights and remedies of a Secured Party under the Uniform Commercial Code and any other applicable laws, including, without limitation, the right to require Debtor to assemble the Equipment and deliver it to Secured Party at a Place to be designated by Secured Party

Page 2 of 3 of Security Agreement dated 6-2-99 between Upright, Inc. (Debtor) and Associates Commercial Corporation (Secured Party) which includes, without limitation, an item of Collateral with the following security number:_____.

                                                             [Debtor's Initials]
which is reasonably convenient to both parties, and to lawfully enter any premises where the Collateral may be without judicial process and take possession thereof. Acceleration of any or all indebtedness, if so elected by Secured Party, shall be subject to all applicable laws including those pertaining to refunds and rebates of unearned charges. Any property other than the Collateral which is in or upon the Equipment at the time of repossession may be taken and held without liability until its return is requested by Debtor. Any sale or other disposition of any of the Equipment may be made at public or private sale or through public auction at the option of Secured Party. Secured Party may buy at any sale and become the owner of the Equipment.

         Unless otherwise provided by law, any requirement of reasonable notice which Secured Party may be obligated to give regarding the sale or other disposition of Collateral will be met if such notice is given to Debtor at least ten days before the time of sale or other disposition. Debtor agrees that Secured Party may bring any legal proceedings it deems necessary to enforce the payment and performance of Debtor's obligations hereunder in any court in the state shown in Secured Party's address set forth herein, and service of process may be made upon Debtor by mailing a copy of the summons to Debtor. All notices to Debtor relating to this Agreement will be considered received when delivered in person (including by facsimile transmission) or mailed to Debtor at the address of Debtor contained in this Agreement or at any address later designated by Debtor to Secured Party in writing. The filing by Secured Party of any action or proceeding with respect to the Equipment or any of Debtor's obligations hereunder shall not constitute an election by Secured Party of Secured Party's remedies or a waiver of Secured Party's rights to take possession of the Equipment as provided above. Expenses of retaking, holding, preparing for sale, selling and the like shall include (a) the reasonable fees of any attorneys retained by Secured Party, (b) any amounts advanced or expenses incurred by Secured Party pursuant to Paragraph 9 hereof and (c) all other legal and other expenses incurred by Secured Party. Debtor agrees that it is liable for an will promptly pay any deficiency resulting from any disposition of Collateral after default and all costs and expenses, including the reasonable fees of any attorney, incurred by Secured Party in the collection of any such deficiency.

6. POWER OF ATTORNEY AND FINANCING STATEMENT. DEBTOR HEREBY APPOINTS SECURED PARTY OR ANY OFFICER, EMPLOYEE OR DESIGNEE OF SECURED PARTY OR ANY ASSIGNEE OF SECURED PARTY (OR ANY DESIGNEE OF SUCH ASSIGNEE) AS DEBTOR'S ATTORNEY-IN-FACT TO, IN DEBTOR'S OR SECURED PARTY'S NAME, TO: (a) PREPARE, EXECUTE AND SUBMIT ANY NOTICE OR PROOF OF LOSS IN ORDER TO REALIZE THE BENEFITS OF ANY INSURANCE POLICY INSURING THE EQUIPMENT; (b) PREPARE, EXECUTE AND FILE NAY INSTRUMENT WHICH, IN SECURED PARTY'S OPINION, IS NECESSARY TO PERFECT AND/OR GIVE PUBLIC NOTICE OF THE INTERESTS OF SECURED PARTY IN THE EQUIPMENT; AND (c) ENDORSE DEBTOR'S NAME ON ANY REMITTANCE REPRESENTING PROCEEDS OF ANY INSURANCE RELATING TO THE EQUIPMENT OR THE PROCEEDS OF THE SALE LEASE OR OTHER DISPOSITION OF THE EQUIPMENT (WHETHER OR NOT THE SAME IS A DEFAULT HEREUNDER). This power is coupled with an interest and is irrevocable so long as any indebtedness hereunder remains unpaid. Debtor agrees to execute and deliver Secured Party, upon Secured Party's request such documents and assurances as Secured Party deems necessary or advisable for the confirmation or perfection of this Security Agreement and Secured Party's rights hereunder, including such documents as Secured Party may require for filing or recording. DEBTOR FURTHER AGREES TO PAY A ONE-TIME UCC FILING FEE TO COVER SECURED PARTY'S COST FOR SUCH FILING(S) AND OTHER DOCUMENTATION COST. IF PERMITTED BY LAW, DEBTOR AGREES THAT A CARBON, PHOTOGRAPHIC OR OTHER REPRODUCTION OR THIS LEASE OR OF A FINANCING STATEMENT MAY BE FILED AS A FINANCING

7. ASSIGNMENT. Debtor shall not assign this Agreement without the prior written consent of Secured Party. Secured Party may assign this Agreement with or without notice to or the consent of Debtor. Upon assignment, the term "Secured Party" shall mean and refer to any assignee who is the holder of this Agreement. After assignment of this Agreement by Secured Party, the assignor will not be the assignee's agent for any purpose and Debtor's obligations to the assignee will be absolute and unconditional and, to the extent permitted by applicable law, will not be subject to any abatement, reduction, recoupment, defense, set-off or counterclaim available to Debtor for breach of warranty or for any other reason whatsoever. Upon full payment of all obligations secured by this Agreement, the assignee may deliver all original papers to the assignor for Debtor.

8. MISCELLANEOUS. (A) All of Secured Party's rights hereunder are cumulative and not alternative. (B) The inclusion of a trade name or division name in the identification of Debtor hereunder does not limit Secured Party's rights, after the occurrence of an event of default, to proceed against all of Debtor's assets including those held or used by Debtor individually or under another trade or division name. (C) If permitted by law, Debtor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement may be filed as a financing statement. (D) Secured Party may correct patent errors herein and fill in blanks. (E) All of the terms and provisions hereof will apply to and be binding upon Debtor, its heirs, personal representatives, successors and assigns and shall inure to the benefit of Secured Party, its successors and assigns. (F) DEBTOR AND SECURED PARTY HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR THE TRANSACTION CONTEMPLATED HEREBY. (G) DEBTOR HEREBY EXPRESSLY WAIVES NOTICE OF NONPAYMENT, PRESENTMENT, PROTEST, DISHONOR, DEFAULT, INTENT TO ACCELERATE THE MATURITY HEREOF AND OF ACCELERATION OF THE MATURITY HEREOF. (H) If allowed by law, "the reasonable fees of attorneys" retained by Secured Party shall include the amount of any flat fee, retainer, contingent fee and/or the hourly charges of any attorney retained by Secured Party in enforcing any of Secured Party's rights hereunder in the prosecution or defense of any litigation related to this Agreement or the transactions contemplated by this Agreement. (I) To the extent allowed by law, Debtor hereby waives any exemptions or appraisals. (J) No waiver or change in this Agreement or in any related note will be binding upon Secured Party, or Secured Party's assignee, unless such waiver or change is in writing and signed by one of its officers and any such waiver or change shall then be effective only upon the terms and to the extent provided in such writing. (K) The acceptance by Secured Party of any remittance from a party other than Debtor will in no way constitute Secured Party's consent to the transfer of any of the Collateral to such party. (L) Any captions or headings included in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision contained in this Agreement. (M) Any provision contained herein which is contrary to, prohibited by or invalid under applicable laws or regulations will be deemed inapplicable and omitted herefrom, but shall not invalidate the remaining provisions hereof. (N) The only copy of this Agreement which constitutes "chattel paper" is the original executed copy designated as "Original For Associates."

9. ADDITIONAL TERMS AND ORAL AGREEMENTS. Debtor and Secured Party agree that this is a three-page Agreement and each page hereof constitutes a part of this Agreement. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Debtor's Social Security or Federal Taxpayer Identification Number is 941099653 and Co-Debtor's is:___________

Dated:  6/10/99                      DEBTOR HEREBY  ACKNOWLEDGES  RECEIPT
                                     OF AN EXACT COPY OF THIS AGREEMENT.


SECURED PARTY ASSOCIATES             DEBTOR  UPRIGHT, INC.
COMMERCIAL CORPORATION


By      /s/ [illegible]             By /s/ Alan Harper   /s/ Graham D. Croot
        ---------------             -------------------  -------------------
Title         VP                    Title  Controller    Authorised signatory
        ---------------             -------------------  -------------------

Address: 10100 Pioneer Boulevard, #315               Address: 1775 Park Street
         Santa Fe Springs, AB 90670                           Selma, CA 93662


Page 3 of 3 of Security Agreement dated 6-2-99 between Upright, Inc. (Debtor) and Associates Commercial Corporation (Secured Party) which includes, without limitation, an item of Collateral with the following security number:_____.

[Logo]

                    PAYMENT ADJUSTMENT ADDENDUM TO PROMISSORY
                       NOTE AND SECURITY AGREEMENT BETWEEN

             ASSOCIATES COMMERCIAL CORPORATION, AS SECURED PARTY AND
                            UPRIGHT, INC., AS DEBTOR

                                DATED 6/2, 1999.

ADJUSTMENT CLAUSE:

Base Monthly Payments have been calculated using a rate factor of (%) times equipment cost. This factor is based on a Sixty (60) month U.S. Treasury Note Yield of 5.35% as published in the Wall Street Journal on May 01, 1999. The Rate Factor and Base Monthly Payments are fixed for a period of Thirty (30) days from
 . Debtor agrees that, after this Thirty (30) Day Period (until the day of contract commencement), the rate factor and monthly payment will be adjusted to any increase in the aforementioned Sixty (60) month U.S. Treasury Note Yield as of the first day of the month the contract commencement. If no sixty (60) month U.S. Treasury Note Yield is published as of the first of the month, an average of the published Fifty-Nine (59) month and Sixty-One (61) month U.S. Treasury Note Yields will be used for adjustment purposes. The final rate factor and monthly payments will be fixed on the day of contract commencement for the full term.

Agreed to, this 2nd day of June, 1999



Upright, Inc.

DEBTOR

By: /s/ Alan Harper                        Title:  Controller
   ------------------------                        ------------------------
    /s/ Graham D. Croot                            Authorized Signatory
   ------------------------                        ------------------------

[Logo]                         SCHEDULE A                            Page 1 of 3

Attached to and made      SECURITY AGREEMENT                     dated    6-2-99
a part of a(n)            (Name of document, such as Security
                          Agreement)


between       UPRIGHT, INC.

                               (Debtor) and ASSOCIATES COMMERCIAL CORPORATION

                                                                 (Secured Party)

(Described property fully, including year if appropriate, make, model, kind of unit, serial number and any other pertinent information.)

ALL CONTEC INDUSTRIES OVERHEAD/ BRIDGE CRANES AND SUPPORT EQUIPMENT AT THE MADERA FACILITY BUILDING #4, INCLUDING 5-TON S/NS 98-22310-1; 98-22310-2; 98-22310-3; 98-21488-1; 98-21488-2; 2-TON S/N 98-21489-15; ALL CONTEC INDUSTRIES
OVERHEAD/BRIDGE CRANES AND SUPPORT EQUIPMENT AT THE MADERA FACILITY BUILDING #2-A INCLUDING 5-TON S/NS 98-21488-3; 98-21489-1; 98-21489-13; 3-TON S/NS
98-21489-4; 2 TONS S/NS 98-21489-2; 98-21489-3; 98-21489-5; 98-21489-6;
98-21489-7; 98-21489-8; 98-21489-9; 98-21489-10; 98-21489-11; 98-21489-12 AND
98-21489-14. ALL CRANE-PRO SERVICES OVERHEAD/BRIDGE CRANES AT THE MADERA FACILITY SB60/SB80 BUILDING #2; AND ARE DESCRIBED IN MORE DETAILS HEREAFTER. ONE
(1) MAZAK FH-680 HORIZONTAL MACHINING CENTER, S/N-140455 WITH SIX PALLET CHANGER AND ONE LOAD/UNLOAD STATION, 80 TOOLS, COOLANT SHOWER AND GUN, VISIPORT, PART PROBING, 200-TOOL OFFSETS AND 3,000M ADDITIONAL MEMORY PLUS ALL ATTACHMENTS AND ACCESSORIES. THE EQUIPMENT, TOGETHER WITH ALL REPLACEMENTS, ADDITIONS, SUBSTITUTIONS AND ACCESSIONS THERETO, AS DESCRIBED ON THE TWO (2) PAGES FOLLOWING.


                               (Debtor) Signature:        /s/ Alan Harper

                                                          /s/ Graham D. Croot

[Logo]                         SCHEDULE A                            Page 2 of 3


Attached to and made      SECURITY AGREEMENT                     dated    6-2-99
a part of a(n)            (Name of document, such as Security
                          Agreement)


Between   UPRIGHT, INC.

                                  (Debtor) and ASSOCIATES COMMERCIAL CORPORATION

                                                                 (Secured Party)

(Described property fully, including year if appropriate, make, model, kind of unit, serial number and any other pertinent information.)

--------------------------------------------------------------------------------
       VENDOR                INVOICE NUMBER           DESCRIPTION
--------------------------------------------------------------------------------
Associated Compressor        37815          Compressor
Associated Compressor        37816          Air Dryers
Associated Compressor        37896          Metal Filters
Crane Pro Services                          Down Payment for Cranes
Crane Pro Services                          Down Payment for Cranes
Crane Pro Services           SLE75852       Overhead Cranes
Crane Pro Services           SLE76108       Overhead Cranes
Crane Pro Services           SLE76406       Overhead Cranes
Associated Compressor        38738          Air Compressor
Contec Industries                           Down Pymnt for 3 5Ton Cranes
Contec Industries            23104          Cranes
Contec Industries            22310          Cranes
Contec Industries                           Down Pymnt for Overhead Cranes
Contec; Industries           21802          Overhead Cranes
Contec Industries            22306          Overhead Cranes
Contec Industries            21489          Overhead Cranes
Ace Electric                 12893          Install Power for Cranes
Contec Industries                           Down Pymnt Bridge Cranes
Contec Industries            21803          Progress Pymnt for Bridge Cranes
Contec Industries            22307          Progress Pymnt for Bridge Cranes
Contec Industries            21488          Final Pymnt for Bridge Cranes
Ace Electric                 12892          Install Power for Bridge Cranes
Mazak Corporation                           Down Pymnt 1 Horizontal Machine Cent
Mazak Corporation            CMD 60640-A    Progress Pymnt for HMC
Mazak Corporation            CND 60640-B    Progress Pymnt for HMC
Mazak Corporation            CMD 60640-C    Final Pymnt for HMC
Abell Tool Co. Inc.          99-19153       Weld Fixture 2770WF & 2771 WF
Manufacturing Services Inc.  7863           Weld Fixture 2888WF
Jaeckel Tool & Die           99045          Design & Build Weld Fixture
Fresno Oxygen                809688         Miller Delta Weld w/ Feeder
Tech-Tools                   12616          Burnishing Tool
Gateway 2000                 34560552       GP6 450 PC
Computer Discount Whse       9216564        HP 5000 Printer
Transcat                     316791         Deadweight Tester
Tech-Tools                   11171          Granite Surface Plate
Tech-Tools                   10972          Digimatice Height Gage
Method Tool & Design         10             Weld Fixtures 2942,2947,2948
COB Enterprises              2238           Bench Trunion & WF 2837
COB Enterprises              2240           Bench Trunion & WF 2868
Jack Martin Tool & Die       5884           Weld Fixture 2867WF
Jack Martin Tool & Die       5885           Modify Weld Fixture 2867WF


                               (Debtor) Signature:        /s/ Alan Harper

                                                          /s/ Graham D. Croot

[LOGO]                                                              Page 3 of 3

                                   SCHEDULE A

Attached to and made      SECURITY AGREEMENT                     dated    6-2-99
a part of a(n)            (Name of document, such as Security
                          Agreement)


Between   UPRIGHT, INC.

                                  (Debtor) and ASSOCIATES COMMERCIAL CORPORATION

                                                                 (Secured Party)

(Described property fully, including year if appropriate, make, model, kind of unit, serial number and any other pertinent information.)

--------------------------------------------------------------------------------
       VENDOR                INVOICE NUMBER           DESCRIPTION
--------------------------------------------------------------------------------
Veco Technologies            11346          Weld Fixture
Jack Martin Tool & Die       5888           Weld Fixture 2945WF
Kern-Tech                    10577          Machining Fixture
McMaster Carr                8538052        Quiet Air Gun
Manufacturing Services Inc.  7864           Machining Fixture 2838MF
Kern-Tech                    10591          Machining Fixture 2963MF
Kern-Tech                    10558          Machining Fixture 2853MF
Kern-Tech                    10587          Machining Fixture 2895MF
Kern-Tech                    10588          Machining Fixture 2962MF
Kern-Tech                    10578          Machining Fixture 2851MF
Kern-Tech                    10586          Machining Fixture 2935, 2897, 2898,
                                              2896
Kern-Tech                    10603          Machining Fixture 2921
CNC Machine Service          8346           Machining Fixture 2856 & 2968
CNC Machine Service          8348           Machining Fixture 2903
Kern-Tech                    10609          Machine Fixture 2894
Kern-Tech                    10611          Machine Fixture 2870
Jack Martin Tool & Die       5882           Machine Fixture 2843 & 2869
CNC Machine Service          8331           Machine Fixture
Zep Manufacturing Co.        60966041       Dyna-Clean
Kasparian Paint Center       45707          Gun Washer
Tubelite Co., Inc.           6070224-01     Plotter Gerber Output Devices
Fresno Oxygen                809690         Lincoln CV655 Package Fir Model
Ideal Saw Work               5008           #510 Saw
Jaeckel Tool & Die           98624          Drill Jig
Jaeckel Toot & Die           98632          Drill Jig
Jaeckel Tool & Die           98653          Drill Jig
Dell Receivable L.P.         213105687      Dell Dimension Processor
Dell Receivable L.P.         212714356      Inspiron D300LT Processor
Dell Receivable L.P.         208880799      Inspiron D300GT Processor
Dell Receivable L.P.         211039326      Inspiron D300LT Processor
Dell Receivable L.P.         201681012      Inspiron D300GT Processor
Dell Receivable L.P.         198953184      Dell Dimension Processor
Dell Receivable L.P.         198255507      Dell Dimension Processor
Computer Discount Whse       9474284        HP LJ 5000N
Dell Receivable L.P.         207538083      Dell 6450 PII/MT Workstation


                               (Debtor) Signature:        /s/ Alan Harper

                                                          /s/ Graham D. Croot